ANNUAL MEETING OF STOCKHOLDERS OF HOMEFED CORPORATION July 15, 2015 Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:The 2015 Proxy Statement and the 2014 Annual Report are available at https://astproxyportal.com/ast/12958/ Please sign, date and mail your proxy card in the envelope provided as soon as possible.
Please detach along perforated line and mail in the envelope provided.  BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED BELOW AND “FOR” ITEMS 2 AND 3
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE1Item 1.  Election of DirectorsNOMINEES: FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)
Patrick D. Bienvenue Paul J. Borden Timothy M. Considine Ian M. Cumming Brian P. Friedman Michael A. Lobatz Joseph S. Steinberg
Item 2.   Approve  executive compensation on an advisory basis.
FOR  AGAINST  ABSTAIN
Item 3.   Ratify the selection of Pricewaterhouse-Coopers LLP as independent auditors of the Company for 2015.
FOR  AGAINST  ABSTAIN
INSTRUCTIONS:                                To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:
To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method .
Signature of Stockholder  Date:  Signature of Stockholder  Date:
Note:           Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF HOMEFED CORPORATION July 15, 2015 PROXY VOTING INSTRUCTIONS
INTERNET – Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.
TELEPHONE – Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions.  Have your proxy card available when you call.
Vote online/phone until 11:59 PM EST the day before the meeting.
MAIL – Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON – You may vote your shares in person by attending the Annual Meeting.  COMPANY NUMBER   ACCOUNT NUMBER
Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:
The 2015 Proxy Statement and the 2014 Annual Report are available at https://astproxyportal.com/ast/12958/ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.
BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED BELOW AND “FOR” ITEMS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE1Item 1.  Election of DirectorsNOMINEES: FOR ALL NOMINEES   WITHHOLD AUTHORITY FOR ALL NOMINEES   FOR ALL EXCEPT   (See instructions below)   Patrick D. Bienvenue   Paul J. Borden   Timothy M. Considine   Ian M. Cumming   Brian P. Friedman   Michael A. Lobatz   Joseph S. Steinberg
Item 2.   Approve  executive compensation on an advisory basis.
FOR   AGAINST   ABSTAIN
Item 3.   Ratify the selection of Pricewaterhouse-Coopers LLP as independent auditors of the Company for 2015.
FOR   AGAINST   ABSTAIN
INSTRUCTIONS:   To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.  Signature of Stockholder   Date:   Signature of Stockholder   Date:  Note:           Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

Annual Meeting Location:   Sheraton Carlsbad Resort    5480 Grand Pacific Drive   Carlsbad, CA 92008
DirectAnnual Meeting Location:   Sheraton Carlsbad Resort    5480 Grand Pacific Drive   Carlsbad, CA 92008
Directions:   You may obtain directions to the Annual Meeting by visiting the Sheraton Carlsbad Resort website http://www.sheratoncarlsbad.com/fs-map.aspx or by contacting the Sheraton Carlsbad Resort at (800) 444-3515. PROXY HOMEFED CORPORATION PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS  FOR ANNUAL MEETING OF STOCKHOLDERS, JULY 15, 2015 AT 1:00 P.M. (PDT) The undersigned stockholder of HomeFed Corporation (the “Company”) hereby appoints Paul J. Borden, Erin N. Ruhe and Roland Kelly (the “Proxies”) and each of them, as attorneys and proxies, each with power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Sheraton Carlsbad Resort, 5480 Grand Pacific Drive, Carlsbad, CA 92008 on July 15, 2015 at 1:00 p.m. (PDT), and at any adjournment or postponement thereof, with authority to vote all shares held or owned by the undersigned in accordance with the directions indicated herein.
Receipt of the Notice of Annual Meeting of Stockholders, the Proxy Statement furnished therewith, and a copy of the Annual Report to Stockholders for the year ended December 31, 2014 is hereby acknowledged.  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES, FOR ITEMS 2 AND 3 AND IN THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY BE PRESENTED AT THE MEETING OR ANY ADJOURNMENT OF THE MEETING.
 (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)